SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2015 (November 5, 2014)

NOHO, INC.

(Exact name of registrant as specified in its charter)

Wyoming	000-54746	27-2300669
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
8340 E. Raintree Dr. Unit D Scottsdale, AZ 85260
(Address of principal executive offices)
(480) 306-7319
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NOHO, INC.

Form 8-K

Current Report

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFOCERS.

On November 5, 2014, Mr. Stephenson resigned from his positions as Secretary and Treasurer of NOHO, Inc. (the “Company”) effective immediately. Mr. Stephenson’s resignation as Secretary and Treasurer of the Company did not involve any disagreement with the Company on any matter relating to the Company's operations, policies, practices, or otherwise.

On November 5, 2014, Mr. John Grdina (“Mr. Grdina”), the Company’s current President, CEO and Director, was appointed to serve as the Secretary and Treasurer of the Company to serve for a term of one year and until his successor is duly appointed. On November 5, 2014, Mr. Grdina accepted such appointment. Mr. Grdina’s biography was previously filed with the SEC on December 24, 2012 as part of the Company’s Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOHO, INC.

Date: January 7, 2015	By:	/s/ John Grdina
John Grdina
Chief Executive Officer & President